================================================================================
  BEXIL
  CORPORATION
--------------------------------------------------------------------------------


SEMI-ANNUAL REPORT
June 30, 2000





                                             American Stock
                                             Exchange Symbol:

                                             BXL

11 Hanover Square
New York, NY 10005

1-888-847-4200

www.bexil.com

                                                        Stock
BEXIL CORPORATION                                       Exchange Symbol:  BXL
================================================================================
11 Hanover Square, New York, NY 10005
www.bexil.com

                                                                   July 25, 2000

Fellow Shareholders:

         We are pleased to submit this Semi-Annual Report for the six months ended June 30, 2000 and to welcome our new shareholders who have made their investment since our last Report. It is noteworthy that the Fund's investment manager, CEF Advisers, Inc. and its affiliates now own in the aggregate approximately 22% of the Fund's outstanding shares.

                      New Investment Objective and Policies

         In December 1999, the Fund's investment objective became to provide stockholders with an attractive rate of total return from capital appreciation and income. To achieve this objective, the Fund invests at least 50% of the value of its total assets in U.S. Government Securities, obligations of U.S. Government agencies or instrumentalities, and money market instruments, with the remainder of its total assets invested primarily in equity and other securities of selected growth companies and in companies that invest or deal in natural resources or commodities. At June 30, 2000, approximately 89.68% of the Fund's assets were invested in Government and money market securities, and the balance was in equity or other securities. The investment objective and policy are non-fundamental and may be changed by the Board of Directors without shareholder approval.

         On July 24, 2000, the Fund announced the adoption by the Board of Directors of a new investment policy to own through internal development or acquisition majority stakes in new and small businesses (including privately owned companies). Since this new policy may result in Bexil no longer being or holding itself out as being engaged primarily in the business of investing, reinvesting, or trading in securities, the Board of Directors has called a special meeting of the shareholders to (i) consider and vote on authorizing Bexil to change the nature of its business so as to cease to be an investment company and (ii) approve certain related matters.

                               Review and Outlook

         The Federal Reserve raised its Federal Funds rate target by 1.00% to 6.50% over the first half of the year, continuing a trend that began in June 1998, when the rate was at 4.75%. Notably, after their May 16 meeting, the target was increased by 0.50%, an aggressive depar-ture from the 0.25% increments that have characterized the tightening moves so far. Intermediate and long term government bond rates declined over this period, however, predominantly due to concerns of reduced supply, and Treasury buy-backs caused by the burgeoning Federal budget surplus. Five and ten year Treasury note yields fell from 6.34% and 6.44%, to 6.18% and 6.03%, respectively. This decline in rates was beneficial for prices and total return. The Lehman Brothers Government Bond and Mortgage Backed Securities Indices had total returns of 4.97% and 3.67%, respectively during this period. Five and ten year Treasury notes had returns of 3.48% and 5.45%. During this six month period, the Dow Jones Industrial Average, Standard & Poor's 500, and Nasdaq Composite Index declined by 9.13%, 1.00%, and 2.54%, respectively. The extent to which the Fund's net asset value return of negative 0.38% over the period exceeded these equity averages is attributable largely to its fixed income investments. It is gratifying to note that the Fund's market total return for the six months ending June 30, 2000 was 2.69%.

     The current economic environment is characterized by strong growth, low unemployment, low but rising inflation, a large and growing budget surplus, and a record high trade deficit. Fed policy is driven by an attempt to raise interest rates by enough to prevent excess demand to increase inflationary pressures. Financial markets are highly volatile, reflecting the strong yet conflicting influences affecting market sentiment. On the one hand, the Fed is seeking to reduce demand by raising the Fed Funds rate even as this interest rate has become a less meaningful tool for adjusting monetary conditions in recent years -- demand, reflecting the "wealth effect" of the strong stock market over the past five years and from overseas recoveries, is not directly affected by monetary policy. Further, the budget surplus has caused a decline in longer term yields. On the other hand, increases in productivity, new technology, U.S. Government budget surpluses, and other factors keep inflation low, despite high levels of growth. The possibility of a so-called "new economy," where growth can persist at high levels without igniting inflation, has been recognized by some market participants, but not embraced by the Fed.

     As to the period ahead, it is tempting to conclude that the Fed's raising of interest rates has begun to bear fruit. Recent data suggest the torrid pace of economic growth has abated. The unemployment rate has increased from a low of 3.9% to 4.1%, weekly jobless claims have risen, retail sales have slowed, and interest sensitive sectors, such as housing and auto sales, have softened. Second quarter GDP growth should be around, or slightly more than 5%, down from more than 6% over the past three quarters. It is not clear that this slowdown will continue, or that it was due to the Fed's 1.75 percentage points tightening over the past year. It is likely that some of the slowing is related to demand being satiated in prior quarters, warm weather, and normal random variation. The slowdown in retail sales this spring coincided with high income tax payments. The rise in personal income and high levels of consumer confidence, however, are not consistent with a slowdown. In any event, we do not believe the Fed has done enough to cause a slowdown. Excluding the easing to prevent a systemic crisis in the fall of 1998, the Fed has only tightened by 1 percentage point. The year over year rate of inflation has increased by between 2% and 4% since then, so "real" Fed Funds are actually easier now than when the tightening began. Moreover, recognizing the reduced role of the Fed Funds rate in determining monetary conditions, a more comprehensive analysis suggests that overall monetary conditions are no tighter now than they were a year ago.

     In view of these market conditions, the Fund's strategy has been to extend the duration of its fixed income investments to take advantage of repurchase programs and the reduced supply of new U.S. Government and other debt securities. At the same time, the Fund reduced its holdings of equity securities in response to the pressures that have negatively impacted that market. Going forward, we will continue to be looking for investments with the greatest potential to provide stockholders with an attractive rate of total return from capital appreciation and income.

                   8% Dividend Distribution Policy Continued

     The managed 8% dividend distribution policy adopted by the Fund's Board of Directors in 1997 continues to be well received. The objective is to provide shareholders with a relatively stable cash flow and reduce or eliminate any market price discount to the Fund's net asset value per share. Payments are made primarily from ordinary income and any capital gains, with the balance representing return of capital. For the six months ended June 30, 2000, actual distributions were 4.08% of average net assets with approximately 67.31% derived from net investment income and the balance from return of capital. We believe shares of the Fund are a sound value and an appealing investment for portfolios seeking total return from capital appreciation and income.

                         Reinvestment Plan Attractive

     The Fund's current net asset value per share is $12.00. With a recent closing on the American Stock Exchange of $9.56 per share, we believe this represents an important opportunity to purchase additional shares at an attractive discount from their underlying value. The Fund's Dividend Reinvestment Plan is a very effective way to add to your holding because quarterly dividend distributions are reinvested without charge at the lower of net asset value per share or market price, which can contribute importantly to growing your investment over time. Please call 1-888-847-4200, and an Investor Service Representative will be happy to assist you.

     We appreciate your support and look forward to continuing to serve your investment needs.

                                  Sincerely,



     /s/ Thomas B. Winmill                                /s/ Steven A. Landis
     Thomas B. Winmill                                    Steven A. Landis
     President                                            Senior Vice President,
                                                          Portfolio Manager

                                Bexil Corporation
         Schedule of Portfolio Investments - June 30, 2000 (Unaudited)

      Par                                                                                                Market
     Value                                                                                                Value
   ---------                                                                                           ----------
                U.S. Government Obligations (65.11%)
   $   500,000  U.S. Treasury Note, 4.75%, due 2/15/04.........................................        $  475,469
     1,000,000  U.S. Treasury Note, 6.00%, due 8/15/09.........................................           992,188
     5,500,000  U.S. Treasury Note, 6.50%, due 2/15/10.........................................         5,689,062
                                                                                                      -----------

                        Total U.S. Government Obligations (cost: $7,063,242 )..................         7,156,719
                                                                                                      -----------
                U.S. Government Agencies (23.99%)
       471,843  Government National Mortgage Assn., 6.50%, due 7/15/08.........................           458,380
     1,116,413  Government National Mortgage Assn., 7.0%, due 11/15/10.........................         1,104,095
       380,742  Government National Mortgage Assn., 7.0%, due 6/15/23..........................           370,421
        87,288  Government National Mortgage Assn., 7.0%, due 5/15/24..........................            84,923
       629,643  Government National Mortgage Assn., 7.25%, due 1/15/27.........................           619,181
                                                                                                      -----------

                        Total U.S. Government Agencies (cost: $2,643,428)......................         2,637,000
                                                                                                      -----------

                Notes (9.03%)
                Panama (4.86%)
       538,496  Republic of Panama, Floating Rate Notes, due 5/14/02...........................           533,784
                                                                                                      -----------

                United States (4.17%)
       450,000  Dictaphone Corp., 11.75% Senior Subordinated Notes, due 8/1/05.................           459,000
                                                                                                      -----------

                        Total Bonds (cost: $989,404)...........................................           992,784
                                                                                                      -----------

       Shares   Common Stocks (1.29%)
       ------
                Railroads, Line-Haul Operating (1.29%)
         1,600  Kansas City Southern Industries, Inc. .........................................           141,900
                                                                                                      -----------

                        Total Common Stock (cost: $137,517)....................................           141,900
                                                                                                      -----------

    Par Value
    ---------
                Short Term Investments (.58%)
   $    63,965  State Street Bank & Trust Repurchase Agreement, 3.50%, June 30, 2000,
                due July 3, 2000 (collateralized by $50,000 U.S. Treasury Bonds, 9.125%,
                due 5/15/18, market value: $66,000, proceeds at maturity $63,984)..............            63,965
                                                                                                      -----------

                        Total Short Term Investments (cost: $63,965)...........................            63,965
                                                                                                      -----------

                        Total Investments (cost: $10,897,556) (100.0%).........................       $10,992,368
                                                                                                      ===========

                See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)


ASSETS:
   Investments at market value
     (cost: $10,897,556) (note 1)...............    $10,992,368
   Insurance receivable (note 7)................         98,590
   Interest receivable..........................        209,727
   Other assets.................................            960
                                                    -----------
       Total assets.............................     11,301,645
                                                    -----------
LIABILITIES:
   Reverse repurchase agreement (note 8)........      1,841,875
   Accrued expenses.............................         35,980
   Accrued management fees......................          5,322
   Other liabilities............................            233
                                                    -----------
       Total liabilities........................      1,883,410
                                                    -----------
NET ASSETS: (applicable to 789,992
   outstanding shares: 250,000,000 shares
   of $.01 par value authorized)................    $ 9,418,235
                                                    ===========

NET ASSET VALUE PER SHARE:
   ($9,418,235 / 789,992 shares outstanding)....         $11.92
                                                    ===========

At June 30, 2000, net assets consisted of:

   Paid-in capital..............................    $10,665,948
   Accumulated net realized loss
     on investments.............................     (1,212,747)
   Net unrealized appreciation on investments...         94,812
   Accumulated deficit in net investment
     income.....................................       (129,778)
                                                    -----------
                                                    $ 9,418,235
                                                    ===========

STATEMENT OF OPERATIONS
Six months ended June 30, 2000 (Unaudited)


INVESTMENT INCOME:
   Interest.....................................        268,079
   Dividends....................................          6,577
   Other Income-reimbursements (note 7).........         98,590
                                                    -----------
     Total investment income....................        373,246
                                                    -----------
EXPENSES:
   Investment management (note 3)...............         33,162
   Interest.....................................         15,671
   Professional (note 3)........................         14,835
   Printing.....................................         14,654
   Directors ...................................         12,234
   Custodian....................................         10,637
   Registration (note 3)........................          6,250
   Transfer agent...............................          5,320
   Other .......................................          1,259
                                                    -----------
     Total expenses.............................        114,022
                                                    -----------
     Net investment income......................        259,224
                                                    -----------

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
   Net realized gain from
     security transactions......................          2,618
   Unrealized depreciation of investments
     during this period.........................       (372,443)
                                                    -----------

     Net realized and unrealized
        loss on investment......................       (369,825)
                                                    -----------

     Net decrease in net assets
       resulting from operations................    $  (110,601)
                                                    ===========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 2000 (Unaudited) and December 31, 1999 and the Year Ended June 30, 1999

                                                                                           June 30,    December 31,    June 30,
                                                                                             2000          1999          1999
                                                                                          ----------   ------------   ----------
OPERATIONS:
   Net investment income..............................................................    $  259,224   $   139,519   $    53,037
   Net realized gain (loss) from security transactions................................         2,618      (314,553)     (108,195)
   Unrealized appreciation (depreciation) of investments during the period............      (372,443)      513,382      (251,586)
                                                                                          ----------   -----------   -----------
     Net change in net assets resulting from operations...............................      (110,601)      338,348      (306,744)

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income ($0.33, $0.18 and $0.07
     per share, respectively).........................................................      (259,224)     (139,519)      (53,037)
   Distribution from net realized gains ($0.01 per share).............................        (2,618)            -             -
   Distributions from paid in capital ($0.16, $0.42, and $1.13
     per share, respectively).........................................................      (127,160)     (318,852)     (850,487)

CAPITAL SHARE TRANSACTIONS:
   Change in net assets resulting from reinvestment of distributions
     (15,800, 12,239, and 14,718 shares, respectively) (note 6).......................       146,467       117,165       190,372
                                                                                          ----------   -----------   -----------
       Total change in net assets.....................................................      (353,136)       (2,858)   (1,019,896)

NET ASSETS:
   Beginning of year..................................................................     9,771,371     9,774,229    10,794,125
                                                                                          ----------   -----------   -----------
   End of year (including accumulated deficit in net investment income of $129,778 as
      of June 30, 2000)...............................................................    $9,418,235   $ 9,771,371   $ 9,774,229
                                                                                          ==========   ===========   ===========

                See accompanying notes to financial statements.

                         Notes to Financial Statements
                                  (Unaudited)

(1) Bexil Corporation, formerly Bull & Bear U.S. Government Securities Fund, Inc. (the "Fund"), is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund's shares are listed on the American Stock Exchange. The Fund's investment objective is to provide stockholders with an attractive rate of total return from capital appreciation and income. To seek this objective, the Fund's investment policy is to invest at least 50% of the value of its total assets in U.S. Government Securities, obligations of other U.S. Government agencies or instrumentalities, and money market instruments, and the remainder of its total assets primarily in equity and other securities of selected growth companies and in companies that invest or deal in natural resources or commodities. The investment objective and policy are non-fundamental and subject to change by the Board of Directors without shareholder approval. On September 8, 1999, the Board of Director's of the Fund approved a change in the fiscal year end to December 31. Previously, the fiscal year end was June 30. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities listed or traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such listed securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on the NMS are valued at the mean between the current bid and asked prices. Securities for which quotations from the national securities exchange or the NMS are not readily available or reliable and other assets may be valued based on over-the-counter quotations or at fair value as determined in good faith by or under the direction of the Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 1999, the Fund had an unused capital loss carryforward of approximately $1,023,200, of which $361,000 expires in 2003, $202,000 in 2004, $229,800 in 2005 and $230,400
in 2007. Based on Federal income tax cost of $10,897,556, gross unrealized appreciation and gross unrealized depreciation were $150,004 and $55,192, respectively, at June 30, 2000.

(3) The Fund retains CEF Advisers, Inc. (formerly, Bull & Bear Advisers, Inc.) as its Investment Manager pursuant to an Investment Management Agreement. As compensation for the service provided pursuant to such agreement, the Fund pays to the Investment Manager a fee from its assets, such fee to be computed weekly and paid monthly in arrears at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. This fee is calculated by deter-mining net assets on each Friday and applying the applicable rate to such amount for the number of days in the week. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $2,638 for providing certain administrative and accounting services at cost for the six months ended June 30, 2000.

(4) Purchases and proceeds of sales of investment securities other than short term investments aggregated $16,130,062 and $14,970,845, respectively, for the six months ended June 30, 2000.

(5) The Fund has a committed bank line of credit. At June 30, 2000, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the six months ended June 30, 2000, the weighted average interest rate was 5.35% based on the balances outstanding from the line of credit and the reverse repurchase agreement during the year and the weighted average amount outstanding was $654,011. The maximum amount of debt outstanding during the period was $1,024,618.

(6) Effective October 4, 1996, the Fund converted from an open-end management investment company to a closed-end management investment company. In addition, the Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

(7) A group called Karpus Investment Management ("KIM") at the 1997 annual meeting of the Fund sought to elect its slate of nominees in opposition to management and at the 1998 annual meeting of the Fund made a counter-solicitation on all management proposals and a solicitation to terminate the investment management agreement. On February 19, 1998, KIM filed a lawsuit against the Fund in the Circuit Court for Baltimore City, Maryland, Case No. 9805005, which was dismissed with prejudice on October 1, 1998. On February 19, 1998, the Fund filed a lawsuit against KIM in the United States District Court for the Southern District of New York, 98 Civ. 1190. On December 22, 1998, KIM filed a lawsuit against the Fund in the United States District Court for the District of Maryland Court, 98-CV-4161 and the Fund made counterclaims. On May 25, 1999, the Fund and KIM announced that they had entered into a settlement of all litigation in the United States District Court for the Southern District of New York and in the United States District Court for the District of Maryland. In connection with the settlement, KIM sold its 12.7% stake in the Fund of 95,175 shares to an affiliate of the Investment Manager for $12 7/8 per share in July and August 1999. The Fund received an insurance settlement of $98,590 during the six months ended June 30, 2000 for legal expenses incurred previously.

8) The Fund participates in repurchase agreements with the Fund's custodian. The custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                             FINANCIAL HIGHLIGHTS

                                                          Six Months   Six Months
                                                             Ended        Ended              Years Ended June 30,
                                                         June 30, 2000  December  --------------------------------------------
                                                          (Unaudited)   31, 1999    1999     1998     1997     1996     1995
                                                          -----------   --------  -------- -------- -------- -------- --------
PER SHARE DATA
Net asset value at beginning of period...................    $12.62      $12.83    $14.45   $14.74   $14.74   $15.20   $14.63
                                                          -----------   --------  -------- -------- -------- -------- --------
Income from investment operations:
   Net investment income.................................       .33         .18       .07       25      .70      .64      .73
   Net realized and unrealized gain (loss) on
    investments..........................................      (.53)        .21      (.49)     .55      .01     (.46)     .60
                                                          -----------   --------  -------- -------- -------- -------- --------
      Total from investment operations...................      (.20)        .39      (.42)     .80      .71      .18     1.33
Less distributions:
   Distributions from net investment income..............      (.33)       (.18)     (.07)    (.25)    (.71)    (.64)    (.76)
   Distributions in excess of net realized gains.........      (.01)         --        --     (.42)      --       --       --
   Distributions from paid in capital....................      (.15)       (.42)    (1.13)    (.42)      --       --       --
                                                          -----------   --------  -------- -------- -------- -------- --------
      Increase (decrease) in net asset value.............      (.70)       (.21)    (1.62)    (.29)      --     (.46)     .57
                                                          -----------   --------  -------- -------- -------- -------- --------
Net asset value at end of period.........................    $11.92      $12.62    $12.83   $14.45   $14.74   $14.74   $15.20
                                                          ===========   ========  ======== ======== ======== ======== ========
Per share market value at end of period..................     $9.25       $9.50    $12.13   $13.13   $12.63
                                                          ===========   ========  ======== ======== ========
TOTAL RETURN ON NET ASSET VALUE BASIS....................      (.38)%      4.60%    (2.64)%   6.43%    5.58%    1.18%    9.40%
                                                          ===========   ========  ======== ======== ======== ======== ========
TOTAL RETURN ON MARKET VALUE BASIS (a)...................      2.69%     (16.68)%    1.26%   12.87%   (9.57)%
                                                          ===========   ========  ======== ======== ========
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)..............    $9,418      $9,771    $9,774  $10,794  $10,791  $13,035  $16,377
                                                          ===========   ========  ======== ======== ======== ======== ========
Ratio of expenses to average net assets (b)(c)(d)........      2.41%*      3.05%*    6.33%    5.77%    2.13%    2.10%    2.00%
                                                          ===========   ========  ======== ======== ======== ======== ========
Ratio of net investment income to average net assets.....      5.47%*      2.87%*    0.49%    1.69%    4.48%    4.25%    4.96%
                                                          ===========   ========  ======== ======== ======== ======== ========
Portfolio turnover rate..................................       155%         88%      112%     168%     246%     762%     482%
                                                          ===========   ========  ======== ======== ======== ======== ========

 *   Annualized.
 (a) Effective October 4, 1996, the Fund converted from an open-end management investment company to a closed-end management investment company. The Fund has calculated total return based upon purchases and sales of shares of the Fund at current market values and reinvestment of dividends and distributions at the lower of the per share net asset value on the payment date or the average of the closing market price for the five days preceding the payment date.
 (b) The ratio for the six months ended December 31, 1999 and the years ended June 30, 1999 and 1997 after custodian fee credits were 3.05%*, 6.33% and 2.07%, respectively. Prior to July 1, 1996, there was no reduction of custodian fees. There were no custodian fee credits for the six months ended June 30, 2000 and for the year ended June 30, 1998.
 (c) Ratio excluding interest expense were 2.08%*, 2.86%*, 5.80%, 4.93% and 1.94% for the six months ended June 30, 2000 and December 31, 1999 and the years ended June 30, 1999, 1998 and 1997, respectively.
 (d) Ratio prior to reimbursement were 3.18%*, 7.03% and 5.82% for the six months ended December 31, 1999 and the years ended June 30, 1999 and 1998, respectively.

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

BEXIL CORPORATION
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New York, NY 10005



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